Exhibit 99.2

SSH_logo_RGB© 2014 Sunshine Heart, Inc. TCT Breakfast Session September 16, 2014 www.sunshineheart.com

SSH_logo_RGBForward Looking Statement •This presentation contains forward-looking statements. All forward-looking statements are management’s present expectations of future events and are subject to a number of risks and uncertainties. Various factors could cause actual results to differ materially from these statements including timing, clinical enrollment, clinical results, financing availability, product sales and marketing or efficacy of products, and the other risks set forth under the caption “Risk Factors” and elsewhere in our periodic and other reports filed with the U.S. Securities and Exchange Commission, including our Annual Report or Form 10-K for the fiscal year ended December 31, 2013. •Although the Company believes that the forward-looking statements are reasonable and based on information currently available, it can give no assurances that the Company’s expectations are correct. All forward looking statements are expressly qualified in their entirety by this cautionary statement. •Caution: C-Pulse ® is an investigational device. The device is limited by federal (United States) law to investigational use only. •C-Pulse is a registered trademark of Sunshine Heart Inc. 1 © 2014 Sunshine Heart, Inc. | Slide

SSH_logo_RGBAgenda •Welcome •Company Updates and Introductions •OPTIONS HF Post Market Multicenter Trial: Early Experience in Europe: a case study Harefield Hospital UK •Progress of Fully Implantable Pump •Single Center Experience with Patient Weaning from the US Feasibility Trial and thoughts from a leading enroller in the COUNTER HF™ US Pivotal Study Can C- Pulse Use Lead To Left Ventricular Recovery? •Q&A Jeff Mathiesen Dave Rosa Christopher Bowles, PhD Dr. William E. Cohn Dr. Sanjeev Aggarwal © 2014 Sunshine Heart, Inc. 2

SSH_logo_RGBIntroductions Dave Rosa © 2014 Sunshine Heart, Inc.

C-Pulse® System Feasibility Study with a Non-Blood Contacting Extra-Aortic Counterpulsation System in Patients with Moderate to Severe Ambulatory Heart Failure Sanjeev Aggarwal, MD Director, Mechanical Circulatory Support Saint Luke's Mid America Heart Institute Kansas City, MO Caution: Investigational device, limited by Federal (or United States) Law to Investigational use.

Disclosures • No financial disclosures

C-Pulse Heart Assist System • Implantable components: – Inflatable balloon placed around the ascending aorta – Epicardial ventricular sensing leads – Percutaneous driveline for system control and pneumatic actuation

C-Pulse Heart Assist System • Efficacy of counterpulsation therapy • Implantation without cardiopulmonary bypass • Extravascular location without the need for systemic anticoagulation • Untethering • Minimally invasive implantation

Goals of the C-Pulse Feasibility Study • A prospective, open label, single arm study • Demonstrate feasibility of device and procedure – Assess learning curve – Refinement of technology and implant technique • Safety • Efficacy • Support conduct of subsequent pivotal trial

C-Pulse Trial: Primary Safety Endpoints* (6 Months) • Death • Aortic Disruption • Neurologic Dysfunction • Myocardial Infarction • Major Infection • Any other device-related adverse event (as adjudicated by the CEC) *Device related events as defined by INTERMACS event classifications

C-Pulse Trial: Primary Efficacy Endpoints (6 Months) • NYHA Class ranking • Quality of Life - Minnesota Living with Heart Failure Score (MLWHF) • 6 Minute Walk Test • Peak VO2

C-Pulse Trial: Other Efficacy Measures (6 Months) • Hemodynamics/ RHC (CO/ CI, PAP, PCWP) • Quality of Life KCCQ • Blood analysis (Na, Cr, Bili, Hgb, LFTs) • Concomitant cardiovascular medications • Re-hospitalization (HF and all cause) • Duration of Support/ survival duration • LOS (ICU/ discharge) • Device usage/ compliance

Patient Characteristics N  = 20 Mean Age + SD years (range) 56 + 9 (34-71) Gender Female 8 Male 12 Race African American 3 Caucasian 17 NYHA Class Ranking Class III 18 Class IV 2 INTERMACS Classification 3. Stable but inotrope dependent 3 5. Exertion intolerant 8 6. Exertion limited 7 7. Advanced NYHA Class III 2 Entiology Ischemic 8 Non-ischemic 12

Characteristics of Implant Procedure Numbers are Mean SD (N), Median [Min, Max] for Continuous variables and Percent (Count/N) for discrete variables. “Ambulatory Extra-Aortic Counterpulsation in Patients with Moderate to Severe Chronic Heart Failure”. Submitted for publication, Fe 2014. In review. Measure All Patients (N=20) Incision to Dressing Time (minutes) 165.7 + 42.4 (19) 156.0 [98.0, 247.0] Anatomical Approach Full Sternotomy 70.0% (14/20) Partial Sternotomy 10.0% (2/20) Right Parasternal 20.0% (4/20) Time in ICU (days) 2.2 + 2.6 (19) 1.1 [0.6, 11.1] Time in Hospital (days) 9.9 + 4.2 (19) 8.0 [4.0, 19.0]

Device Related Primary Safety Endpoints (6 months and 12 months) • Death – 0 at 30 days – 1 at 6 months • Aortic Disruption – 1 at 137 days post implant • Sternal wound infection (mediastinitis) post surgery • CEC adjudicated as major infection, localized, procedure related • Infection unresolved despite repeated surgical interventions • Aortic rupture occurred at time of third surgical intervention • Neurological Dysfunction: None • Myocardial Infarction: None • Major Infection: 9 patients – 8 exit site related – 1 PICC line

Results: NYHA Class 0% 20% 40% 60% 80% 100% I II III IV Baseline N=20 6 Mo N=15 12 Mo N=12 90% 10% 27% 20% 53% 25% 17% 58% p6Mo = 0.0005; p12Mo = 0.0002 “Ambulatory Extra-Aortic Counterpulsation in Patients with Moderate to Severe Chronic Heart Failure”. Submitted for publication, Feb 2014. In review.

Results: 6MWT “Ambulatory Extra-Aortic Counterpulsation in Patients with Moderate to Severe Chronic Heart Failure”. Submitted for publication, Feb 2014. In review. 0 100 200 300 400 500 Meters 276 296 337 p6Mo = 0.2239; p12Mo = 0.0425 Baseline N=20 6 Mo N=15 12 Mo N=12

Results: MLWHF “Ambulatory Extra-Aortic Counterpulsation in Patients with Moderate to Severe Chronic Heart Failure”. Submitted for publication, Feb 2014. In review. 0 10 20 30 40 50 60 70 80 90 Score p6Mo = 0.0005; p12Mo = 0.0005 64.4 40.2 36.4 Baseline N=20 6 Mo N=15 12 Mo N=12

Results: KCCQ Overall “Ambulatory Extra-Aortic Counterpulsation in Patients with Moderate to Severe Chronic Heart Failure”. Submitted for publication, Feb 2014. In review. 0 20 40 60 80 100 Score 41.0 65.6 67.4 p6Mo = 0.0002; p12Mo = 0.0024 Baseline N=20 6 Mo N=15 12 Mo N=12

Results: KCCQ Clinical Score “Ambulatory Extra-Aortic Counterpulsation in Patients with Moderate to Severe Chronic Heart Failure”. Submitted for publication, Feb 2014. In review. 0 20 40 60 80 100 Score 47.9 69.0 73.6 p6Mo = <0.0001; p12Mo = 0.0093 Baseline N=20 6 Mo N=15 12 Mo N=12

Worsening HF Hospitalizations • Three (3) subjects had worsening heart failure rehospitalizations • Two were rehospitalized at 205 and 208 days • Did not maintain compliance with device usage • One went to LVAD at 4 months Subject ID Date of Implant HF Rehospitalizations Days to HF Event 08-001 21-Jul-10 14-Feb-11 208 08-003 26-Aug-10 18-Mar-11; 06-Aug-11 205 and 345 days 08-005 14-Jan-1 15-Feb-11; 07-Mar-11 33 and 52 days

Minimally Invasive Surgical Approach

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Additional Observations • 30.9 total patient-years of follow-up • Diuretic doses reduced/discontinued in 6 patients • Inotropes discontinued in all inotrope-dependent patients • 4 patients successfully bridged to transplant • 3 permanently discontinued from therapy after sustained improvement

Myocardial Recovery Three of six patients showed clinically significant improvement allowing for discontinuation of device support with explantation of the percutaneous lead

Myocardial Recovery • Mean duration of support with C-Pulse was 659 days (range 534 – 793 days) • Mean EF improved from 18.3% to 29.3% (one patient EF has improved from 21% to greater than 40%) • Mean reduction in LVEDD of 1.1cm • No readmissions for heart failure (follow up time range approximately 1-2.5 years)

Case #1 • 36 year old male NICM/ chronic systolic heart failure • Significant exercise intolerance, DOE • Cpulse implant 4/10/2012 • Discharged home POD#7 • Pre discharge echo demonstrated improvement in EF from 21% to >40% • Last use of device 9/25/2013 (533 days of support) • PIL Explanted 4/2014 • No readmissions for heart failure (>350 days F/U)

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Case #2 RA 8 PAP 39/21/26 PCWP 11 CO/ CI 4.3/2.2 RA 7 PAP 47/25/31 PCWP 10 CO/CI 4.2/2.2

Conclusions • The C-Pulse Study demonstrates the feasibility and shows the preliminary safety and efficacy of the C-Pulse System in patients with moderate to severe heart failure • FDA approved the IDE for the COUNTER HF randomized controlled trial to demonstrate the effectiveness of the device

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